UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2007

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ACACIA RESEARCH CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California 92660
(Address of Principal Executive Offices) (Zip Code)

(949) 480-8300
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a) On April 23, 2007, we received a Nasdaq Staff Deficiency Letter notifying us that our Acacia Research-CombiMatrix common stock (trading symbol: CBMX) is not in compliance with the minimum trading price of the Nasdaq Global Market set forth in Marketplace Rule 4450(a)(5). To regain compliance, the closing trading price of CBMX stock must be $1.00 or more for ten consecutive trading days. The company must regain compliance by October 22, 2007, in order to maintain the listing of CBMX stock.

We intend to complete our split off of CombiMatrix Corporation by redeeming CBMX stock for common stock of CombiMatrix Corporation prior to October 22, 2007. Upon redemption, CBMX stock will no longer be issued and the class will be cancelled. Holders of CBMX stock on the redemption date will hold shares of common stock of CombiMatrix Corporation in proportion to their holdings of CBMX stock. CombiMatrix Corporation has applied for an initial listing of its common stock with the Nasdaq Capital Market, to be effective upon the split off, and will be subject to the initial listing standards of the Nasdaq Capital Market, including a trading price of $4.00 or more per share. CombiMatrix Corporation believes it will be able to meet the initial listing standard of $4.00 per share following the 10-1 redemption ratio described in their registration statement pending with the SEC.

More information about the intended split off, the effect of the redemption and 10-1 redemption ratio, CombiMatrix Corporation’s application for an initial listing on the Nasdaq Capital Market and the risk factors associated with the split off are set forth in sections titled “Summary,” “Risk Factors,” “The Split Off,” and “Description of Capital Stock” on pages 1 through 27; “Relationship of Acacia Research Corporation and Our Company after the Split Off,” on pages 40 through 41; and “Executive Compensation,” “Equity Compensation Plan Information,” “Certain Relationships and Related Transactions,” and “Security Ownership of Certain Beneficial Owners and Management,” on pages 60 through 71 of the amended Registration Statement on Form S-1/A filed with the Commission on April 10, 2007, incorporated herein by reference. The information incorporated by reference is included as an exhibit to this report pursuant to Rule 12b-23.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1    Press Release of the Registrant dated April 27, 2007.
99.2    Select Sections of CombiMatrix Corporation’s amended Registration Statement on Form S-1/A, filed with the Commission on April 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: April 26, 2007	By:	/s/ Paul R. Ryan
Name: Paul R. Ryan
Title: Chairman and Chief Executive Officer

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